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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522

 Julie A. Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: December 31, 2012

Item 1.    Reports to Stockholders.

[Insert Financial Statements]

RMR Real Estate Income Fund ANNUAL REPORT December 31, 2012

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  ON JANUARY 20, 2012, OLD RMR REAL ESTATE INCOME FUND MERGED WITH AND INTO RMR ASIA PACIFIC REAL ESTATE FUND. IN CONNECTION WITH THE MERGER, RMR ASIA PACIFIC REAL ESTATE FUND CHANGED ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS TO BE IDENTICAL TO THOSE OF OLD RMR REAL ESTATE INCOME FUND. SINCE JANUARY 20, 2012, RMR ASIA PACIFIC REAL ESTATE FUND HAS INVESTED IN SECURITIES ISSUED BY U.S. REAL ESTATE INVESTMENT TRUSTS AS WELL AS OTHER U.S. SECURITIES AND HAS BEEN NAMED RMR REAL ESTATE INCOME FUND.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS, OR THE ADVISOR, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, THE FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ON THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDE THAT THE NAME "RMR REAL ESTATE INCOME FUND" REFERS TO THE TRUSTEES UNDER THE AGREEMENT AND DECLARATION OF TRUST COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

Please find our 2012 annual report for our closed end fund RMR Real Estate Income Fund, or RIF.

On January 20, 2012, Old RMR Real Estate Income Fund, or Old RIF, merged with RMR Asia Pacific Real Estate Fund, or RAP. As a matter of legal mechanics, Old RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into Old RIF. In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, became identical to those of Old RIF. In connection with the merger, RAP changed its name to "RMR Real Estate Income Fund" and it assumed the ticker symbol "RIF" on the NYSE MKT. Old RIF was the surviving fund of the merger for accounting purposes and for purposes of presenting performance history.

In the pages that follow, you will find data summarizing RIF's financial results for the year ended December 31, 2012 and financial position as of December 31, 2012. We encourage you to read through the information contained in this report and to view our website at www.rmrfunds.com, where the most recent information and important announcements regarding RIF are posted.

RMR REAL ESTATE INCOME FUND

Relevant Market Conditions

Real Estate Industry Fundamentals.    During another year of weak economic growth in the U.S. economy, commercial real estate fundamentals continued to modestly improve in 2012. During the year, the U.S. economy created 2.2 million jobs (an average of 181,000 new jobs per month according to the Bureau of Labor Statistics) and the unemployment rate dropped from 8.5% to 7.8%. Unfortunately, the uptick in employment growth did not translate into increased demand for office space, particularly for suburban landlords. Suburban office rents continued to decline during the year and landlords, in an effort to retain tenants, offered generous concessions. In contrast, mall operators were able to increase occupancy and raise rents throughout the year as a result of consumer spending that was stronger than expected and very limited new construction of retail properties.

Real estate companies were very active in the capital markets during 2012, raising close to $60 billion in capital (according to SNL Financial). During the year, REITs raised $27 billion in common equity capital and $24 billion in debt capital. The REIT preferred market witnessed another year of higher volume, as close to $9 billion (more than double the amount raised in 2011) was raised in the REIT preferred market. The health care REIT sector was the most active property type in terms of capital raised during 2012, with approximately $14 billion raised, followed by the retail sector with close to $13 billion raised during the year.

Financing costs remain at historically low levels and have allowed REITs to refinance debt at favorable interest rates and fund acquisitions to generate higher earnings growth. Many companies that had to discontinue paying dividends on their common shares following the economic downturn of 2008 have reinstated their dividends over the last few years. Many REITs have also increased their dividend distributions. During 2012 (according to SNL Financial), 81 U.S. REITs increased their dividends compared to 55 U.S. REITs in 2011.

Real Estate Securities Technicals.    The market for REIT shares was up 17.8% in 2012 as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), outperforming the S&P 500 Index return of 16.0%. This is the fourth consecutive year that the RMS Index has outperformed the S&P 500 Index.

During the first half of the year, the RMS Index was up 14.9%. Most of the appreciation in REIT shares came during the first quarter when economic figures seemed to indicate that a recovery in the U.S. economy was well underway. During the second half of the year, however, the market for REIT shares (up 2.5% during this period) was not as strong as it was during the first half. Concerns about slower economic growth in the U.S. and China, continued weakness in Europe and uncertainty about a year end resolution of the U.S. fiscal cliff, all contributed to weaker performance of REIT shares.

The best performing REIT sectors during 2012, according to the National Association of Real Estate Investment Trusts, were the industrial and regional mall sectors with total returns of 31.3% and 28.2%, respectively. The sector with the lowest return during 2012 was the apartment sector with a total return of 6.9%.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, which includes REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the twelve months ended December 31, 2012, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 26.0% and the yield on NAV at December 31, 2012, based on the annualized fourth quarter dividend, was 5.9%. During that same period, the total return for the RMS Index was 17.8%.

Also, during the year ended December 31, 2012, our total return on market price (including hypothetical reinvestment of distributions at market price), was 44.3% and the yield on December 31, 2012, based on the annualized fourth quarter dividend, was 6.8%.

The Fund's outperformance versus the RMS Index during 2012 was primarily due to a higher concentration of hotel REIT preferred securities in the Fund's portfolio versus in the Index. Most of the Fund's investments in hotel REIT preferred securities outperformed the REIT common equity securities market during 2012.

Steps Taken in 2012 to Reduce RIF's Discount to NAV

We took a number of actions in 2012 that we believed to be in the best interests of shareholders that also may have had the effect of reducing RIF's discount to NAV, beginning with the merger on January 20, 2012 that we noted above.

During 2012, RIF increased its common share dividend four times, representing a 55% increase over the prior year's dividend rate per share.

In June 2012, RIF entered into a new $50 million revolving credit facility with BNP Paribas Prime Brokerage, Inc., or BNP. The new credit facility requires the Fund to pay interest at LIBOR plus 95 basis points and it has a 270 day rolling term that resets daily. We used a portion of the borrowings under the new credit facility to repay and subsequently terminate RIF's then existing $10 million revolving credit facility. The old credit facility had an interest rate of LIBOR plus 275 basis points. We used the balance of the borrowings available under the new credit facility to invest in securities of U.S. real estate companies and for general working capital and Fund business purposes.

In December 2012, RIF announced that it had retained Destra Capital Investments LLC, or Destra, a third party fund distributor and registered broker dealer, to provide secondary market support services to RIF. Destra will market RIF to financial advisors in the U.S. as a potential investment option for investors.

In addition to providing shareholders with a larger fund, an increased distribution rate and potentially greater liquidity, in our view these steps have helped narrow RIF's discount from 23% as of December 31, 2011 to 7.4% as of February 21, 2013.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
February 22, 2013

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2012)* (unaudited)

REITs
Lodging/Resorts	19%
Diversified	13%
Shopping Centers	12%
Office	11%
Health Care	10%
Others, less than 10% each	30%

Total REITs	95%
Other, including short term investments	5%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2012)* (unaudited)

Common securities	59%
Preferred securities	40%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – December 31, 2012

Company	Shares	Value

COMMON STOCKS – 82.7% REAL ESTATE INVESTMENT TRUSTS – 78.3%
APARTMENTS – 13.0%
American Campus Communities, Inc. (a)	25,900	$1,194,767
Apartment Investment & Management Co. (a)	28,745	777,840
Associated Estates Realty Corp. (a)	192,628	3,105,163
AvalonBay Communities, Inc. (a)	25,575	3,467,714
BRE Properties, Inc. (a)	24,800	1,260,584
Colonial Properties Trust (a)	57,800	1,235,186
Education Realty Trust, Inc. (a)	16,737	178,082
Equity Residential (a)	84,000	4,760,280
Essex Property Trust, Inc. (a)	10,500	1,539,825
Home Properties, Inc. (a)	8,000	490,480
Mid-America Apartment Communities, Inc. (a)	18,000	1,165,500
Post Properties, Inc. (a)	14,600	729,270
UDR, Inc. (a)	39,000	927,420

		20,832,111
DIVERSIFIED – 8.6%
CapLease, Inc.	149,498	832,704
Digital Realty Trust, Inc. (a)	26,000	1,765,140
DuPont Fabros Technology, Inc. (a)	16,000	386,560
EPR Properties (a)	83,650	3,857,102
Investors Real Estate Trust	25,700	224,361
Lexington Realty Trust (a)	244,058	2,550,406
One Liberty Properties, Inc.	44,712	907,206
Vornado Realty Trust (a)	39,335	3,149,947

		13,673,426
FREE STANDING – 3.5%
Getty Realty Corp. (a)	22,000	397,320
National Retail Properties, Inc. (a)	134,400	4,193,280
Realty Income Corp. (a)	23,900	961,019

		5,551,619
HEALTH CARE – 14.2%
HCP, Inc. (a)	116,530	5,264,825
Health Care REIT, Inc. (a)	29,200	1,789,668
Healthcare Realty Trust, Inc. (a)	13,100	314,531
LTC Properties, Inc. (a)	48,600	$1,710,234
Medical Properties Trust, Inc. (a)	319,320	3,819,067
National Health Investors, Inc. (a)	47,958	2,711,066
OMEGA Healthcare Investors, Inc. (a)	15,498	369,627
Sabra Health Care REIT, Inc. (a)	51,500	1,118,580
Ventas, Inc. (a)	86,397	5,591,614

		22,689,212
INDUSTRIAL – 2.9%
DCT Industrial Trust, Inc. (a)	149,500	970,255
EastGroup Properties, Inc. (a)	13,300	715,673
First Potomac Realty Trust (a)	15,000	185,400
ProLogis, Inc. (a)	43,088	1,572,281
STAG Industrial, Inc. (a)	69,709	1,252,671

		4,696,280
LODGING/RESORTS – 4.8%
Ashford Hospitality Trust, Inc. (a)	55,000	578,050
Chatham Lodging Trust	30,749	472,919
Chesapeake Lodging Trust (a)	70,800	1,478,304
DiamondRock Hospitality Co. (a)	55,603	500,427
FelCor Lodging Trust, Inc. (b)	10,000	46,700
Hersha Hospitality Trust (a)	340,583	1,702,915
Host Hotels & Resorts, Inc. (a)	24,000	376,080
LaSalle Hotel Properties (a)	10,000	253,900
Pebblebrook Hotel Trust (a)	43,100	995,610
RLJ Lodging Trust (a)	39,400	763,178
Summit Hotel Properties, Inc. (a)	36,600	347,700
Sunstone Hotel Investors, Inc. (a)(b)	15,000	160,650
Supertel Hospitality, Inc. (b)	84,642	86,335

		7,762,768

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MANUFACTURED HOME – 1.2%
Sun Communities, Inc. (a)	46,856	$1,869,086
MIXED OFFICE/INDUSTRIAL – 2.1%
Duke Realty Corp. (a)	46,100	639,407
Gladstone Commercial Corp.	10,477	188,062
Liberty Property Trust (a)	69,737	2,494,493

		3,321,962
MORTGAGE – 0.5%
Annaly Capital Management, Inc. (a)	55,000	772,200
OFFICE – 10.1%
Alexandria Real Estate Equities, Inc. (a)	29,000	2,010,280
BioMed Realty Trust, Inc. (a)	50,000	966,500
Boston Properties, Inc. (a)	20,500	2,169,105
Brandywine Realty Trust (a)	145,300	1,771,207
Corporate Office Properties Trust (a)	45,500	1,136,590
Douglas Emmett, Inc. (a)	39,322	916,203
Franklin Street Properties Corp. (a)	41,695	513,265
Highwoods Properties, Inc. (a)	51,900	1,736,055
Kilroy Realty Corp. (a)	28,600	1,354,782
Mack-Cali Realty Corp. (a)	58,030	1,515,163
MPG Office Trust, Inc. (b)	24,000	73,920
Parkway Properties, Inc.	12,500	174,875
SL Green Realty Corp. (a)	22,900	1,755,285

		16,093,230
REGIONAL MALLS – 7.3%
CBL & Associates Properties, Inc. (a)	84,000	1,781,640
Glimcher Realty Trust (a)	201,700	2,236,853
Pennsylvania Real Estate Investment Trust (a)	72,118	1,272,162
Simon Property Group, Inc. (a)	30,227	$4,778,586
The Macerich Co. (a)	28,470	1,659,801

		11,729,042
SHOPPING CENTERS – 8.1%
Cedar Realty Trust, Inc. (a)	115,810	611,477
DDR Corp. (a)	47,000	736,020
Equity One, Inc. (a)	39,500	829,895
Excel Trust, Inc. (a)	113,568	1,438,906
Inland Real Estate Corp. (a)	136,300	1,142,194
Kimco Realty Corp. (a)	110,000	2,125,200
Kite Realty Group Trust (a)	155,503	869,262
Ramco-Gershenson Properties Trust (a)	137,128	1,825,174
Regency Centers Corp. (a)	15,100	711,512
Retail Opportunity Investments Corp.	10,600	136,316
Urstadt Biddle Properties (a)	41,800	822,624
Weingarten Realty Investors (a)	62,600	1,675,802

		12,924,382
STORAGE – 2.0%
CubeSmart (a)	25,000	364,250
Extra Space Storage, Inc.	5,000	181,950
Public Storage, Inc. (a)	17,900	2,594,784

		3,140,984
Total Real Estate Investment Trusts (Cost $103,753,761)		125,056,302
OTHER – 4.4%
Beazer Homes USA, Inc. (b)	7,000	118,230
Carador PLC	5,496,600	5,840,138
Hyatt Hotels Corp. (a)(c)	12,500	482,125
Las Vegas Sands Corp.	9,000	415,440
The St. Joe Co. (a)(b)	5,000	115,400
Total Other (Cost $8,716,851)		6,971,333
Total Common Stocks (Cost $112,470,612)		132,027,635

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – 56.5%
REAL ESTATE INVESTMENT TRUSTS – 55.5%
APARTMENTS – 0.3%
Apartment Investment & Management Co., Series Z (a)	15,000	$388,275
DIVERSIFIED – 9.7%
CapLease, Inc., Series A	67,950	1,700,788
CapLease, Inc., Series B	8,840	231,520
Coresite Realty Corp., Series A	30,000	756,300
Cousins Properties, Inc., Series A	19,900	503,072
Cousins Properties, Inc., Series B	20,800	520,416
Digital Realty Trust, Inc., Series F (a)	25,000	652,250
DuPont Fabros Technology, Inc., Series A (a)	10,000	265,800
DuPont Fabros Technology, Inc., Series B (a)	40,394	1,077,308
EPR Properties, Series E (d)	16,400	486,260
EPR Properties, Series F	30,000	738,000
Investors Real Estate Trust, Series B	70,000	1,820,000
LBA Realty LLC, Series B	73,179	1,463,580
Lexington Realty Trust, Series D (a)	91,594	2,290,766
Retail Properties of America, Inc.	70,000	1,725,500
Vornado Realty Trust, Series F (a)	5,700	143,526
Winthrop Realty Trust	40,000	1,034,000

		15,409,086
INDUSTRIAL – 2.0%
First Industrial Realty Trust, Series J	19,823	496,963
First Potomac Realty Trust, Series A	80,000	2,053,600
ProLogis, Inc., Series S (a)	6,800	170,068
Terreno Realty Corp., Series A	20,000	520,200

		3,240,831

LODGING/RESORTS – 22.1%
Ashford Hospitality Trust, Series A	98,312	$2,480,412
Ashford Hospitality Trust, Series D	205,756	5,174,764
Ashford Hospitality Trust, Series E	45,000	1,206,000
Chesapeake Lodging Trust, Series A	65,000	1,721,200
FelCor Lodging Trust, Inc., Series A (d)	73,000	1,770,980
FelCor Lodging Trust, Inc., Series C	111,539	2,722,667
Hersha Hospitality Trust, Series A	135,796	3,435,639
Hersha Hospitality Trust, Series B (a)	80,498	2,040,624
LaSalle Hotel Properties, Series G (a)	73,820	1,857,311
Pebblebrook Hotel Trust, Series A (a)	14,500	375,695
Pebblebrook Hotel Trust, Series B (a)	23,500	610,765
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	323,274
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	1,927,500
Summit Hotel Properties, Inc., Series A	10,000	264,700
Summit Hotel Properties, Inc., Series B	8,000	204,000
Sunstone Hotel Investors, Inc., Series A (a)	255,725	6,344,537
Sunstone Hotel Investors, Inc., Series D (a)	108,739	2,773,932

		35,234,000
MANUFACTURED HOMES – 1.1%
Sun Communities, Inc., Series A	30,000	750,900
UMH Properties, Inc., Series A	37,500	970,875

		1,721,775

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MIXED OFFICE/INDUSTRIAL – 0.5%
Duke Realty Corp., Series J (a)	10,000	$250,100
Duke Realty Corp., Series O (a)	20,100	508,329

		758,429
MORTGAGE – 1.1%
MFA Financial, Inc. (a)	20,000	515,200
RAIT Financial Trust, Series A	50,000	1,082,500
RAIT Financial Trust, Series C	9,100	219,765

		1,817,465
OFFICE – 5.0%
BioMed Realty Trust, Inc., Series A (a)	18,350	467,741
Brandywine Realty Trust, Series E (a)	23,000	589,490
Corporate Office Properties Trust, Series J	7,100	177,571
Corporate Office Properties Trust, Series L	110,000	2,765,400
Hudson Pacific Properties, Inc., Series B	20,000	535,300
Kilroy Realty Corp., Series G (a)	65,000	1,684,150
Parkway Properties, Inc., Series D	30,680	767,307
SL Green Realty Corp., Series I	40,000	1,004,000

		7,990,959
REGIONAL MALLS – 4.6%
CBL & Associates Properties, Inc., Series D (a)	60,761	1,522,063
CBL & Associates Properties, Inc., Series E	15,000	374,400
Glimcher Realty Trust, Series G	111,307	2,801,597
Glimcher Realty Trust, Series H	45,000	1,142,550
Pennsylvania Real Estate Investment Trust, Series A	20,000	525,600
Pennsylvania Real Estate Investment Trust, Series B	40,000	1,012,400

		7,378,610
SHOPPING CENTERS – 9.1%
Cedar Realty Trust, Inc., Series A	29,135	$738,427
Cedar Realty Trust, Inc., Series B	102,500	2,506,125
DDR Corp., Series H (a)	75,572	1,891,567
DDR Corp., Series J	40,000	978,400
Excel Trust, Inc.	65,000	1,693,250
Inland Real Estate Corp., Series A	100,000	2,605,000
Kimco Realty Corp., Series I (a)	27,944	715,646
Kite Realty Group Trust, Series A	77,000	1,975,050
Urstadt Biddle Properties, Series D	22,423	572,459
Urstadt Biddle Properties, Series F	20,000	519,800
Weingarten Realty Investors, Series F (a)	15,369	383,610

		14,579,334
STORAGE – 0.0%
CubeSmart, Series A (a)	1,400	36,470
Total Real Estate Investment Trusts (Cost $83,536,969)		88,555,234
OTHER – 1.0%
Forest City Enterprises, Inc.	67,449	1,643,057
Total Other (Cost $1,634,339)		1,643,057
Total Preferred Stocks (Cost $85,171,308)		90,198,291
INVESTMENT COMPANIES – 1.4%
Blackrock Credit Allocation Income Trust	19,451	267,062
Cohen & Steers Infrastructure Fund, Inc. (a)	30,278	567,712
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,019,018
Eaton Vance Enhanced Equity Income Fund II	35,388	369,451
Nuveen Real Estate Income Fund (a)	3,700	38,776
Total Investment Companies (Cost $2,579,914)		2,262,019

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued

Company	Shares	Value

SHORT-TERM INVESTMENTS – 0.2%
MONEY MARKET FUNDS – 0.2%
Dreyfus Cash Management Fund, Institutional Shares, 0.06% (e) (Cost $329,460)	329,460	$329,460
Total Investments – 140.8% (Cost $200,551,294)		224,817,405
Other assets less liabilities – 1.0%		1,575,143
Revolving credit facility – (31.3)%		(50,000,000)
Preferred Shares, at liquidation preference – (10.5)%		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$159,717,548

Notes to Portfolio of Investments

(a)
As of December 31, 2012, the Fund has pledged portfolio securities with a market value of $123,020,438 as collateral in connection with its revolving credit facility. All or a portion of these shares were pledged as of December 31, 2012.

(b)
As of December 31, 2012, this security had discontinued paying distributions.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of December 31, 2012.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments in securities, at value (cost of $200,551,294)	$224,817,405
Cash	52,001
Dividends and interest receivable	1,744,655
Receivable for securities sold	71,247
Prepaid expenses	13,912

Total assets	226,699,220

Liabilities
Revolving credit facility	50,000,000
Advisory fee payable	161,885
Interest payable	6,433
Distributions payable on preferred shares	5,636
Accrued expenses and other liabilities	132,718

Total liabilities	50,306,672

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$159,717,548

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	240,794,485
Distributions in excess of net investment income	(5,636)
Accumulated net realized loss on investments and foreign currency transactions	(105,345,064)
Net unrealized appreciation on investments	24,266,111

Net assets attributable to common shares	$159,717,548

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$20.87

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the year ended December 31, 2012

Investment Income
Dividends (net of foreign taxes withheld of $1,848)	$9,108,255

Expenses
Advisory	1,683,586
Audit and legal	193,578
Custodian	93,757
Compliance and internal audit	93,660
Shareholder reporting	90,960
Preferred share remarketing and auction fees	72,448
Administrative	65,170
Trustees' fees and expenses	37,367
Merger related costs	(117,412)
Other	88,383

Total expenses before interest expense	2,301,497
Interest expense	608,204

Total expenses after interest expense	2,909,701

Net investment income	6,198,554

Realized and unrealized gain (loss) on investments
Net realized loss on investments and foreign currency transactions	(3,737,124)
Net change in unrealized appreciation on investments	29,875,526

Net realized and unrealized gain on investments	26,138,402

Net increase in net assets before preferred distributions resulting from operations	32,336,956
Distributions to preferred shareholders from net investment income	(168,701)

Net increase in net assets attributable to common shares resulting from operations	$32,168,255

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011

Increase (decrease) in net assets resulting from operations
Net investment income	$6,198,554	$2,623,422
Net realized gain (loss) on investments and foreign currency transactions	(3,737,124)	1,315,221
Net change in unrealized appreciation on investments	29,875,526	1,416,493
Distributions to preferred shareholders from net investment income	(168,701)	(120,954)

Net increase in net assets attributable to common shares resulting from operations	32,168,255	5,234,182

Distributions to common shareholders from:
Net investment income	(6,418,163)	(3,117,394)
Return of capital	(1,834,977)	(873,812)

Total distributions to common shareholders	(8,253,140)	(3,991,206)

Capital shares transactions
Net assets received in merger with Old RMR Real Estate Income Fund	48,808,495	—

Net increase from capital transactions	48,808,495	—

Total increase in net assets attributable to common shares	72,723,610	1,242,976

Net assets attributable to common shares
Beginning of year	86,993,938	85,750,962

End of year (including distributions in excess of net investment income of $5,636 and $3,260, respectively)	$159,717,548	$86,993,938

Common shares issued and repurchased
Shares outstanding, beginning of year	4,977,130	4,977,130
Shares issued in merger with Old RMR Real Estate Income Fund	2,674,377	—

Shares outstanding, end of year	7,651,507	4,977,130

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Year Ended December 31, 2012

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$32,336,956
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash used in operating activities:
Purchases of long term investments	(127,381,254)
Proceeds from sales of long term investments	90,483,745
Net purchases and sales of short term investments	294,913
Changes in assets and liabilities:
Increase in dividends and interest receivable	(815,515)
Increase in receivable for securities sold	(71,247)
Decrease in prepaid expenses	87,779
Decrease in merger expense payable	(432,713)
Decrease in interest payable	(20,003)
Increase in advisory fee payable	81,958
Increase in accrued expenses and other liabilities	44,567
Net change in unrealized appreciation on investments	(29,875,526)
Net realized loss on investments and foreign currency transactions	3,737,124

Cash used in operating activities	$(31,529,216)

Cash flows from financing activities
Distributions paid to preferred shareholders	$(166,326)
Distributions paid to common shareholders	(8,253,140)
Proceeds from revolving credit facility	50,000,000
Repayment of revolving credit facility	(10,000,000)

Cash provided by financing activities	$31,580,534

Increase in cash	$51,318

Cash at beginning of year	$683

Cash at end of year	$52,001

Non-cash investing activities
Net assets received in merger with Old RMR Real Estate Income Fund	$48,808,495
Non-cash financing activities
Value of shares issued in merger with Old RMR Real Estate Income Fund	$(48,808,495)

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	For the Year Ended
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Per Common Share Operating Performance (a)(b)(c)
Net asset value, beginning of year	$17.48	$17.23	$13.04	$9.20	$31.16

Income from Investment Operations
Net investment income (d)(e)	.83	.53	.53	.62	1.86
Net realized and unrealized appreciation/(depreciation) on investments	3.70	.55	4.49	4.02	(20.89)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.02)	(.02)	(.03)	(.06)	(.54)
Net realized gain on investments	—	—	—	—	(.17)

Net increase (decrease) in net asset value from operations	4.51	1.06	4.99	4.58	(19.74)
Less: Distributions to common shareholders from:
Net investment income	(.88)	(.63)	(.50)	(.50)	(1.59)
Net realized gain on investments	—	—	—	—	(.56)
Return of capital	(.24)	(.18)	(.30)	(.24)	(.07)

Net asset value, end of year	$20.87	$17.48	$17.23	$13.04	$9.20

Market price, beginning of year	$13.47	$14.22	$10.29	$6.61	$27.00

Market price, end of year	$18.21	$13.47	$14.22	$10.29	$6.61

Total Return
Total investment return based on:
Market price (f)	44.27%	0.13%	47.10%	73.77%	(72.28)%
Net asset value (f)	26.04%	6.18%	38.99%	53.88%	(67.47)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	4.15%	2.98%	3.44%	6.31%	7.42%
Total preferred share distributions	0.11%	0.14%	0.18%	0.58%	2.83%
Net investment income, net of preferred share distributions (d)(e)	4.04%	2.84%	3.26%	5.73%	4.59%
Expenses, excluding interest expense	1.54%	2.36%	2.18%	—%	—%
Expenses, net of fee waivers	1.95%	2.78%	2.41%	4.50%	2.55%
Expenses, before fee waivers	1.95%	2.78%	2.41%	4.50%	2.97%
Portfolio turnover rate	48.72%	7.26%	24.85%	52.46%	4.97%
Net assets attributable to common shares	$159,717,548	$86,993,938	$85,750,962	$64,898,300	$25,641,294
Borrowings on revolving credit facility	$50,000,000	$10,000,000	$10,000,000	$—	$—
Asset coverage ratio of borrowings (g)	453%	1,137%	1,124%	—	—
Liquidation preference of outstanding preferred shares	$16,675,000	$16,675,000	$16,675,000	$16,675,000	$10,950,000
Asset coverage ratio of preferred shares (h)	1,058%	622%	614%	489%	334%
Asset coverage ratio of borrowings and preferred shares (i)	340%	426%	421%	489%	334%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.
(c)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(d)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors, Inc. or RMR Advisors.
(e)
As discussed in Note A(7) to the financial statements, a portion of the distributions we received from our investments are not included in the investment income for financial reporting purposes.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower for periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(i)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund

Notes to Financial Statements

December 31, 2012

Note A

(1)   Organization

RMR Real Estate Income Fund (formerly RMR Asia Pacific Real Estate Fund), or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. On January 20, 2012, Old RMR Real Estate Income Fund, or Old RIF, merged with and into the Fund. Following the merger, the Fund was renamed "RMR Real Estate Income Fund" and assumed the accounting and performance history of Old RIF for periods prior to January 20, 2012. See Note E for a complete description of the merger.

(2)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)   Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

procedures established by the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A(4) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which typically approximates fair value.

(4)   Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 0.75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on December 31, 2012. The Fund recognizes interperiod transfers between the input levels as of the end of the period. As of December 31, 2012, there were no transfers between Level 1, Level 2 and Level 3.

(5)   Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

(6)   Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2012, $1,848 of foreign taxes were withheld from distributions to the Fund. These amounts are recorded as a reduction to dividend income.

The Fund has adopted the provisions of ASC 740 under the Income Taxes, Topic of the Financial Accounting Standards Board Accounting Standards Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At December 31, 2012, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2012, the Fund did not incur any tax related interest or penalties.

(7)   Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note G, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

Fund's distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. The Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. As a result of these adjustments, approximately 22.2% and 21.9% of the Fund's distributions to common shareholders for the years ended December 31, 2012 and 2011, respectively, were characterized as return of capital for financial statement reporting purposes and for U.S. federal income tax purposes; however, the Fund's distributions to shareholders for the years ended December 31, 2012 and 2011 did not exceed the aggregate of the cash distributions the Fund received from its investments less the Fund's expenses and distributions to preferred shareholders. The classifications of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2012	Year ended December 31, 2011
Ordinary income	$9,108,255	$5,057,903
Capital gain income	1,096,368	476,507
Return of capital	3,558,714	1,505,785

Total distributions received	$13,763,337	$7,040,195

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

The tax character of distributions made by the Fund during the years ended December 31, 2012 and December 31, 2011, were as follows:

	Year ended December 31, 2012	Year ended December 31, 2011
Ordinary income	$6,586,864	$3,238,348
Return of capital	1,834,977	873,812

	$8,421,841	$4,112,160

As of December 31, 2012, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	22,454,057

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2012, are as follows:

Cost	$202,363,348

Gross unrealized appreciation	$29,609,453
Gross unrealized depreciation	(7,155,396)

Net unrealized appreciation/(depreciation)	$22,454,057

The difference between the financial reporting cost basis, tax cost basis and unrealized appreciation/depreciation of Fund's investments is due to wash sales of portfolio investments.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules for regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized capital gains of $2,056,409 and $11,469,059 of short term and long term, respectively.

As of December 31, 2012, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $90,007,542, of which $831,685

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

expires in 2014, $18,450,724 expires in 2015, $61,598,251 expires in 2016, $7,575,009 expires in 2017 and $1,551,873 expires in 2018.

The net capital loss carry forward for the Fund includes $29,888,822 of capital loss carry forwards that were acquired in connection with prior Fund reorganizations and $51,138,413 of capital loss carryforwards that were acquired in connection with the merger that occurred on January 20, 2012. Of these amounts, $79,769,054 were pre-enactment losses and $1,258,181 were post-enactment losses. Federal tax rules limit the amount of these acquired capital loss carry forwards the Fund may utilize each year.

(8)   Concentration Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability. The Fund incurred advisory fees of $1,683,586 during the year ended December 31, 2012.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $65,170 for subadministrative fees charged by State Street for the year ended December 31, 2012.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $37,367 during the year ended December 31, 2012.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $93,660, which includes the Fund's allocated portion of the salary of its chief compliance officer, during the year ended December 31, 2012.

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the year ended December 31, 2012, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$127,381,254	$90,483,745	$124,259

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $59,627 and $64,632, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of December 31, 2012.

Series	Rate	Date of Auction
Series M	1.000%	12/31/2012
Series T	1.000%	12/31/2012
Series W	1.000%	12/26/2012
Series Th	1.000%	12/27/2012
Series F	1.000%	12/28/2012

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time previously acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times

RMR Real Estate Income Fund

Notes to Financial Statements – continued

December 31, 2012

have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings through December 31, 2012, it owned approximately 40% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not historically been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

On July 12, 2012, Moody's Investors Service, Inc., or Moody's, downgraded the ratings of debt securities and preferred securities issued by many equity, municipal bond and taxable fixed income closed end funds in the closed end fund industry, including the Fund's preferred securities. The ratings actions were the result of a decision by Moody's to revise its ratings methodology. Following the implementation of this new methodology, the Fund's preferred securities were downgraded from Aaa to A3.

Note E

Reorganization

On January 20, 2012, Old RIF was merged into RMR Asia Pacific Real Estate Fund, or RAP. In connection with the merger, RAP changed its name from RMR Asia Pacific Real Estate Fund to "RMR Real Estate Income Fund". Old RIF merged with and into RAP pursuant to Delaware law and in accordance with an agreement and plan of reorganization approved by the board of trustees of each fund on October 20, 2011. The shareholders of RAP approved certain matters in connection with the

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completion of the merger in accordance with the terms of such agreement and plan of reorganization at the annual meeting of RAP's shareholders on December 13, 2011. The merger was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. As a matter of legal mechanics, Old RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into Old RIF.

In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, are identical to those of Old RIF. Additionally, in connection with the merger, Old RIF assigned its then existing credit facility with Wells Fargo Bank, N.A. to RAP and RAP assumed the ticker symbol "RIF" on the NYSE MKT.

As a result of the merger, each holder of Old RIF common shares received common shares of RIF, which we also refer to as the Fund in these Notes to Financial Statements, having an aggregate NAV equal to the aggregate NAV of the Old RIF common shares as of the close of business on January 20, 2012. As of the close of business on January 20, 2012, the NAV of Old RIF was $38.24 per common share and the NAV of the Fund was $18.25 per common share; accordingly, each common share of Old RIF was converted into 2.095 common shares of the Fund. RAP's net assets at that date, $48,808,495, including $7,653,218 of net unrealized depreciation, were combined with those of Old RIF. Immediately after this merger, the combined net assets of the Fund amounted to $139,644,565. Old RIF is the surviving fund in the merger for accounting purposes and for purposes of presenting investment performance history.

As a result of this merger, the holders of Series M preferred shares of Old RIF received Series M preferred shares of the Fund. The aggregate liquidation preference of the Fund Series M preferred shares received by holders of Old RIF Series M preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series M preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series M preferred shares issued in the merger are the same as that of the Old RIF Series M preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series M preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series M preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series T preferred shares of Old RIF received Series T preferred shares of the Fund. The aggregate liquidation preference of the Fund Series T preferred shares received by holders of Old RIF Series T preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series T preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series T preferred shares issued in the merger are the same as that of the Old RIF Series T preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series T preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series T preferred shares prior to Old RIF's merger with the Fund.

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As a result of this merger, the holders of Series W preferred shares of Old RIF received Series W preferred shares of the Fund. The aggregate liquidation preference of the Fund Series W preferred shares received by holders of Old RIF Series W preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series W preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series W preferred shares issued in the merger are the same as that of the Old RIF Series W preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series W preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series W preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series Th preferred shares of Old RIF received Series Th preferred shares of the Fund. The aggregate liquidation preference of the Fund Series Th preferred shares received by holders of Old RIF Series Th preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series Th preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series Th preferred shares issued in the merger are the same as that of the Old RIF Series Th preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series Th preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series Th preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series F preferred shares of Old RIF received Series F preferred shares of the Fund. The aggregate liquidation preference of the Fund Series F preferred shares received by holders of Old RIF Series F preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series F preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series F preferred shares issued in the merger are the same as that of the Old RIF Series F preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series F preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series F preferred shares prior to Old RIF's merger with the Fund.

Merger Related Expenses

As of December 31, 2011, Old RIF had accrued $613,414 for estimated merger related expenses. Old RIF's actual merger related expenses were lower than the estimated expenses and, as a result, the difference of $117,412 is reflected as a contra expense in the Fund's Statement of Operations for the year ended December 31, 2012.

Pro Forma Information

The following pro forma results of operations for the Fund assumes the merger had been completed on January 1, 2012, the beginning of the annual reporting period of the Fund. This pro forma data is presented for informational purposes only and may not necessarily be representative of what the

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December 31, 2012

combined actual results of operations would have been had the merger taken place as of January 1, 2012 or for any other date or period.

Net investment income	$10,912,954
Net realized and unrealized gain on investments	26,884,358

Net increase in net assets resulting from operations	$37,797,312

Note F

Capital Share Transactions

As of December 31, 2012, 7,651,507 common shares, $.001 par value per share, were issued and outstanding for the Fund. Transactions in capital stock in connection with the merger were as follows:

	Shares	Amount
Shares issued in connection with the reorganization with Old RIF	2,674,377	$48,808,495

Note G

Revolving Credit Facility

On June 14, 2012, the Fund entered into a new $50,000,000 revolving credit facility, or the New Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The New Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the New Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the New Facility. The Fund is required to pledge portfolio securities as collateral in an amount up to 250% of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of December 31, 2012, the Fund has pledged portfolio securities with a market value of $123,020,438 as collateral for the New Facility. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the New Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the New Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The New Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the New Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed

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to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of December 31, 2012, the Fund had outstanding borrowings of $50,000,000 under the New Facility. During the period June 15, 2012 through December 31, 2012, the average outstanding daily balance under the New Facility was $50,000,000 at a weighted average borrowing cost of 1.18%. As of December 31, 2012, BNPP had not rehypothecated any of the Fund's securities.

The Fund used a portion of the proceeds from the New Facility to repay and terminate its three year, $10,000,000 revolving credit facility, or the Wells Fargo Facility, with Wells Fargo Bank, N.A. that was scheduled to expire on July 1, 2013. Under the Wells Fargo Facility, the Fund paid a one time upfront commitment fee of $75,000 that was amortized over the period of the loan, including an increased amortization amount recognized during the year ended December 31, 2012, in light of the unscheduled early termination of that credit facility. The Wells Fargo Facility was secured by the Fund's investments and bore interest at LIBOR plus 275 basis points. The Fund had also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the Wells Fargo Facility. The Wells Fargo Facility required the Fund to satisfy certain collateral requirements and to maintain a certain level of assets.

As of June 14, 2012, the date the Wells Fargo Facility was terminated, the Fund had outstanding borrowings of $10,000,000 under the Wells Fargo Facility. During the period January 1, 2012 through June 14, 2012, the average outstanding daily balance under the Wells Fargo Facility was $10,000,000 at a weighted average borrowing cost of 3.03%.

Note H

Other Agreements

On December 14, 2012, the Fund entered into a secondary market support services agreement with Destra Capital Investments LLC, or Destra, a third party fund distributor and registered broker dealer. Pursuant to the agreement, the Fund will pay Destra a services fee in an annual amount equal to 0.05% of the Fund's average daily managed assets. The agreement has an initial term of six months and shall thereafter continue for successive one year periods.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of RMR Real Estate Income Fund (formerly, RMR Asia Pacific Real Estate Fund) (the "Fund"), including the portfolio of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Income Fund at December 31, 2012, the results of operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2013

Amendments to Bylaws

Effective February 6, 2012, the Fund's board of trustees adopted amendments to the Fund's bylaws (the "amended bylaws"). The amended bylaws add a new provision providing shareholders with the ability to recommend to the Nominating Committee of the board of trustees an individual as a nominee for election to the board of trustees by written notice to the Chair of the Nominating Committee and the Secretary of the Fund, which notice should contain or be accompanied by the information and documents with respect to such recommended nominee and shareholder that the shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The amended bylaws provide that in considering such a recommendation, the Nominating Committee may request additional information concerning the recommended nominee or the shareholder making the recommendation and that the Nominating Committee will consider any such recommendation in its discretion.

The amended bylaws also change the advance notice procedures to require that any one or more holders of the Fund's common shares or preferred shares, seeking to nominate an individual for election to the Fund's board of trustees by the Fund's common shares and preferred shares, voting together as a single class, at an applicable meeting of shareholders must, individually or in the aggregate, hold at least 3% of the Fund's shares entitled to vote at the meeting on such election and must have held such shares continuously for at least three years at the date such shareholder or shareholders give the advance notice required by the amended bylaws. Under the Fund's bylaws as they existed immediately prior to the adoption of the amendments, a shareholder seeking to make such a nomination must have continuously held at least $2,000 in market value, or 1%, of the Fund's shares entitled to vote at the meeting for at least one year from the date the shareholder gave its advance notice.

The share ownership requirement for shareholders seeking to propose business at the annual meeting, other than a nomination of individuals to the board of trustees, was not changed. Additionally, the amended bylaws clarify that the only shareholders who may nominate individuals for election to the Fund's board of trustees by the Fund's preferred shares, voting as a separate class, are the Fund's preferred shareholders and clarify that the share ownership requirements for making such nominations have not changed. Unless you are a holder of the Fund's preferred shares seeking to nominate an individual for election to the Fund's board of trustees by the Fund's preferred shares, voting as a separate class, the amended bylaws do not permit you to count ownership of Old RMR Real Estate Income Fund shares prior to that fund's merger with the Fund towards the share ownership requirements to nominate trustees or propose business at a meeting of the Fund's shareholders.

The amended bylaws change the time period for which information regarding certain transactions in the Fund's securities by shareholders making a nomination of an individual for election to the board of trustees or proposing other business, as well as by the proposed nominee and certain other persons, must be provided in the shareholder's notice from 24 months to 36 months. The amended bylaws also add a provision requiring a shareholder making such a nomination to include with its notice a signed and notarized statement certifying the truth and completeness of all information contained in the notice, the notice's compliance with the advance notice procedures and that such shareholder will continue to hold all shares of beneficial interest entitled to vote at the meeting through and including the time of the applicable meeting and requiring a signed and notarized certificate of each proposed nominee certifying that the information in such notice regarding the proposed nominee and certain associated persons is true and complete and complies with the advance notice procedures.

The foregoing discussion addresses amendments that were made to the Fund's bylaws effective February 6, 2012. The above description of the advance notice provisions and requirements contained in the Fund's amended bylaws is not inclusive of all such provisions and requirements that are included in our governing documents. Copies of our declaration of trust and amended bylaws are filed with the SEC and available at the SEC's website at www.sec.gov. Any shareholder considering making a nomination for election to the Fund's board of trustees or other proposal of business should read the advance notice provisions and requirements in the Fund's governing documents carefully prior to making such nomination or proposal.

Material Changes to Investment Objectives and Policies Post Merger

On January 20, 2012, Old RIF merged into RAP, or the Fund. In connection with this merger, the Fund changed its investment objectives, policies and restrictions, to be identical to Old RIF's. Below is a table designed to provide a comparison of the material changes made to the Fund's investment objectives, policies and restrictions.

	Pre-Merger	Post-Merger
Investment Objectives	The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.	The Fund's primary investment objective is to earn and pay to its common shareholders a high level of current income by investing in real estate companies. Capital appreciation is the Fund's secondary objective.
The Fund's investment objectives are fundamental policies that cannot be changed without shareholder approval.
Concentration	The Fund's investments are concentrated in the real estate industry.	The Fund concentrates its investments in the securities of companies primarily engaged in the real estate industry.
Primary Investments
Under normal market conditions, the Fund invests at least 80% of its managed assets in securities issued by Asia Pacific real estate companies.
The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of real estate, or has at least 50% of its assets invested in real estate. A real estate company is considered to be an Asia Pacific real estate company if it (i) has its principal office in, (ii) has a significant amount of assets in one or more, or (iii) conducts a significant amount of business in one or more Asia Pacific countries, respectively.
Under normal market conditions, the Fund invests: at least 90% of its managed assets in income producing securities issued by real estate companies, including common shares, preferred shares and debt; at least 75% of its managed assets in securities issued by REITs; and no more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. (1)

(1)
Since the completion of the merger on January 20, 2012, the Fund has liquidated all of its portfolio of Asia Pacific real estate companies, or RAP Legacy Assets, and reinvested the proceeds of such liquidation in real estate investment trusts and real estate companies domiciled in the United States, in accordance with these revised investment objectives, policies and restrictions. In order to sell the RAP Legacy Assets in an orderly manner, the Fund was permitted, for 180 days following January 20, 2012 (the closing date of the merger), to invest up to 50% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange, after which the Fund would not invest more than 10% of its managed assets in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange.

	Pre-Merger	Post-Merger
Asia Pacific countries include Australia, China/Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan, Thailand and any other country in southern and southeastern Asia.
Non-Investment Grade Ratable Securities	The Fund does not invest any material portion of its portfolio in non-investment grade ratable securities.
The Fund may invest in non-investment grade ratable securities without limit.
Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered "ratable". The Fund considers a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, Standard & Poor's, a division of the McGraw-Hill Companies, Inc., or S&P, or Fitch Ratings, Inc., or Fitch, respectively, or if it is unrated and considered non-investment grade quality by the Advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, the Fund will use the rating chosen by the Advisor as the most representative of the security's credit quality. If a ratable security is not rated by a nationally recognized rating agency, the Advisor determines its comparable rating before the Fund invests in it.

Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are sometimes referred to as "junk bonds"; debt and preferred securities that are not investment grade quality are also sometimes referred to as "high yield" securities.

	Pre-Merger	Post-Merger
Fundamental Investment Restrictions	The Fund will not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and foreign REITs, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.	The Fund will not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.
Non-Fundamental Investment Restrictions
The Fund will invest, under normal market conditions, at least 80% of its managed assets in securities issued by Asia Pacific real estate companies unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.
The Fund will invest, under normal market conditions, at least 80% of the value of its managed assets in securities issued by real estate companies unless the Fund provides its shareholders with at least 60 days' prior written notice in compliance with SEC rules.

Material Changes to Principal Risk Factors Post Merger

The common shareholders of RAP, prior to its merger with Old RIF on January 20, 2012, or the Reorganization, were subject to certain risks that are not applicable or became less important upon the consummation of the Reorganization. These included the specific risks associated with investing in foreign securities, and in particular securities of issuers in the Asia Pacific region. Since RAP's investment objectives, policies and restrictions post-Reorganization are identical to Old RIF's, the risks of investing in RAP's common shares post-Reorganization are the same as the risks that were associated with an investment in Old RIF pre-Reorganization, as those risks and other risks have since developed. Material risks of investing in the Fund's common shares are set forth below. Additionally, preferred shareholders of RAP are subject to the same risks that were associated with an investment in Old RIF's preferred shares pre-Reorganization, as those risks and other risks have developed. Material risks of investing in the Fund's preferred shares are also set forth below. RAP, post-Reorganization, is sometimes referred to as the Fund below, and the preferred shares RAP issued in the Reorganization are sometimes referred to below as the Fund Preferred Shares. RMR Advisors, Inc., the funds' investment adviser, is referred to below as the Advisor.

General Risks of Investing in the Fund

Concentration of Investments

Old RIF concentrates, and the Fund will concentrate, its portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of the Fund's investment portfolio and reduce the asset coverage for the Fund's newly issued preferred shares and borrowings. From 2007 through 2009, market conditions caused a dramatic decline in the market value of securities associated with real estate. These market conditions continued for a prolonged period, could reoccur, and may result in the Fund having to redeem some of its preferred shares, or repay some of its borrowings, in order to satisfy applicable asset coverage tests under the Investment Company Act of 1940, as amended, or the 1940 Act, the Fund's governing documents, the standards of the credit rating agencies that rate the Fund Preferred Shares or the terms governing the Fund's borrowings. For example, in 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of Old RIF's predecessor funds', or the Old RMR Funds, portfolio investments, particularly their REIT investments. On several occasions, the Old RMR Funds did not have minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Fund not having required asset coverage ratios for its preferred shares or borrowings, periods in which the Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Fund Preferred Shares and repayments of the Fund's borrowings.

To the extent the Fund redeems its preferred shares or repays its borrowings, its use of leverage may decline, which may result in reduced returns for the Fund's common shareholders. Further information regarding risks associated with investments in REITs and other real estate related securities is provided below under the risk factor subheading "Real Estate Risks." To the extent the Fund invests in securities of those companies and the risks identified are realized, its income would likely be reduced as a result.

Economic Climate

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the repricing of credit risk in the broadly syndicated market, among other things, that have occurred since 2007. These events, along with other relatively recent events, including the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets, reduced the availability of debt and equity capital for the market as a whole and financial firms in particular and increased market volatility. These events adversely affected the willingness of some lenders to extend credit, in general, which resulted in reductions in credit liquidity. During periods of reduced credit liquidity, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have in the past adversely affected the broader economy, and at times significantly so, and may do so again in the future, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which the Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union, or EU, countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union, or EMU, member countries. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities and significant and rapid value decline in certain instances. These conditions resulted in, and may continue to or again result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Trust's outstanding leverage.

The instability in the financial markets experienced since 2007 has led the U.S. Government and certain foreign governments, at times, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. There can be no assurance that any such actions will not become necessary again in the future. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

The Fund does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so and the Advisor may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.

EMU and Redenomination Risk

As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund's portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund's investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The Dodd-Frank Act, Regulation and Government Intervention

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives (including swaps) trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds and private fund advisers; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

It is possible that implementation of these measures, or any future measures, could potentially limit or completely restrict the ability of the Fund to use certain derivative instruments, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to utilize certain derivatives transactions or achieve its investment objectives.

The implementation of the Dodd-Frank Act could also adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Fund's exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Moreover, in connection with an ongoing review by the Securities Exchange Commission, or the SEC, and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund. The Advisor cannot predict the effects of these regulations on the Fund's portfolio. The Advisor intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that they will be successful in doing so.

In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, the operations and structure of the Fund. Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Real Estate Risks

A number of risks are created by the Fund's investment focus on REITs and other real estate related securities, including the following:

Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases, and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

The value of real estate and securities associated with real estate dramatically declined in connection with the financial crisis and recession of 2007-2009. The decline in the values of real estate and real estate-related securities stemmed from a disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, and had severe consequences for the real estate and credit markets and, to a large degree, the economy in general. These factors created a highly volatile and uncertain business environment for investment companies, and the issuers in which they invest, that focus their investments in real estate and real estate-related securities and significantly increased the risk of investing in investment companies like the Fund. These risks included, but were not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally. These factors and others resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies with exposure to real estate-related investments and the credit markets in general. Since 2009, the value of real estate and securities associated with real estate has gradually begun to recover, however this recovery remains modest, unsteady and uncertain and there can be no assurance that this recovery will be sustained or that the value of real estate and securities associated with real estate will not again dramatically decline giving rise again to the risks discussed above, and under the section "General Derivatives Risk", below.

Additionally, the residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average. Accordingly, instability in the credit markets may adversely affect the price at which REITs and real estate companies can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from REITs and real estate companies or reduce the number of REITs and real estate companies brought to market, thereby reducing the Fund's investment opportunities. Properties in which REITs and real estate companies invest may suffer losses due to declining rental income and higher vacancy rates, which may reduce distributions to the Fund and reduce the value of the underlying properties.

Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. A portion of the Fund's portfolio investments may be invested in REITs that focus on such particular types of properties and consequently be subject to the underlying risks associated with investing in such properties. For example, Old RIF has invested in, and the Fund will invest in:

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  REITs that own healthcare facilities, age restricted apartments, congregate care properties, assisted living facilities and nursing homes. The physical characteristics of these properties and their operations are highly regulated, and those regulations often require capital expenditures or restrict the profits realizable from these properties. Some of these properties are also highly dependent upon Medicare and Medicaid payments, which are subject to changes in governmental budgets and policies. These properties may experience losses if their tenants receive lower Medicare or Medicaid rates. Additional risks with respect to these types of properties are described under the sub-heading "Patient Protection and Affordable Care Act".

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  REITs that own hotels and resorts. These properties usually require higher levels of capital expenditures than other types of commercial real estate. The financial performance of these properties and their values are highly sensitive to general economic conditions and travel industry changes, and the recent economic downturn has had a disproportionately negative impact on hospitality REITs.

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  REITs that own, manage and operate shopping centers or other retail properties. The values of these properties are vulnerable to changes in consumer spending practices and to bankruptcies of large retail firms and may suffer vacancies and rejected leases as a result.

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  REITs that own, manage and operate rental housing such as apartment buildings. Such properties may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on investing in warehouse and industrial properties. The values of these properties may be adversely affected by changing patterns of global or regional trade.

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  REITs that own or operate office buildings. These properties may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage locations, including outside the United States.

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  REITs that own, manage and operate properties that are leased on a net basis (where the tenant agrees to pay a monthly base rent as well as property taxes, insurance, utilities and other operating expenses) to single tenants. The value of these properties will vary with the financial strength or business prospects of their tenants.

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  REITs that own, manage and operate other types of specialized real estate, including self storage facilities, manufactured homes and entertainment related facilities. The values of these properties are affected by changes in consumer preferences and general economic conditions.

Patient Protection and Affordable Care Act and Other Healthcare Related Legislation.    In March 2010, President Obama signed into law the Patient Protection and Affordable Care Act and an associated reconciliation bill, or the Health Care Reform Law. The Health Care Reform Law is a sweeping law with a stated intention to broaden access to health insurance through, among other things, an individual mandate to obtain health insurance, reducing or constraining the growth of healthcare spending, enhancing remedies against fraud and abuse, adding new transparency requirements for the healthcare and health insurance industries, imposing new taxes and fees on the health industry and imposing additional health policy reforms. The impact on the healthcare industry, including REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes, of the Health Care Reform Law is extensive and includes, among other things, having the U.S. federal government assume a larger role in the healthcare system, expanding healthcare coverage of United States citizens, mandating basic healthcare benefits and changing the way healthcare is paid for by both private and governmental insurers. Many of the changes in the rate setting mechanisms for the Medicare and Medicaid programs that specifically direct reductions in reimbursements for specific procedures are coupled with requirements prohibiting reductions in the quality and quantity of the care provided; it can be expected that as these changes are implemented, the reimbursements for certain companies who offer for sale products or services that are used in treating Medicare and Medicaid program beneficiaries will drop, affecting their financial condition, the value of their securities and their ability to meet their obligations to creditors and other third parties. Additionally, substantial new provisions affecting compliance have also been enacted, which may require healthcare companies to modify their business practices in various manners. Elements of this legislation, such as comparative effectiveness research, an independent payment advisory board, payment system reforms, including shared savings pilot programs, episode of care reimbursement mechanisms, and bundled payment mechanisms and other provisions, could meaningfully change the way healthcare is developed and delivered, and may materially impact numerous aspects of the healthcare industry, which may in turn materially impact the returns available to those who invest in or provide financing to the healthcare industry, such as REITs that own healthcare facilities, congregate care properties, assisted living facilities and nursing homes. Moreover, as Congress and the President continue to debate the role of government in delivering and regulating the delivery of and payment for healthcare services, in the context of ongoing budget negotiations and otherwise, additional legislation may be enacted that may materially impact the returns available to those who invest in or provide financing to the healthcare industry. For example, the Budget Control Act of 2011 allows for automatic reductions in federal spending by means of a process called sequestration, which is expected to reduce Medicare payment rates by up to 2% starting in March 2013.

Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in the U.S. auto industry in that area.

Size Risks.    REITs tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most REITs also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by REITs are more volatile than securities issued by larger, less relatively leveraged companies. This can adversely affect the Fund's financial performance, especially if the Fund purchases or sells large amounts of an individual security within a short time.

Climate Change Risk.    Climate change, and its regulation, may affect the value of the Fund's investments, particularly the Fund's investments in REITs or other real estate companies that are concentrated in a particular geographic area. The Fund's current evaluation is that the near term effects of climate change and climate change regulation on the Fund's investments are not material, but the Fund cannot predict the long term impacts on the Fund or its investments from climate change or its regulation. The ongoing political focus on climate change has resulted in various treaties, laws and regulations which are intended to limit carbon emissions. The Fund believes these laws being enacted or proposed may cause energy costs at properties owned by the REITs or other real estate companies in which the Fund invests to increase. The Fund does not expect the direct impact of such possible increases in energy costs to be material to the value of its investments, because the increased costs either would be the responsibility of tenants or operators of properties owned by the REITs or other real estate companies in which the Fund invests, or, in the longer term, passed through and paid by the customers of such properties. Although the Fund does not believe it is likely in the foreseeable future, laws enacted to mitigate climate change may make some buildings of property owners obsolete or cause such owners to make material investments in their properties, which could materially and adversely affect the value of the Fund's investments in REITs or other real estate companies owning such properties. Climate change may also have indirect effects on property owners by increasing the cost of (or making unavailable) property insurance. Moreover, compliance with new laws or regulations related to climate change, including compliance with "green" building codes, may require property owners to make improvements to existing properties or increase taxes and fees assessed on their properties. There can be no assurance that climate change will not have a material adverse effect on the properties, operations or business of the Fund's investments in REITs and other real estate companies.

The Fund cannot predict with certainty whether global climate change is occurring and, if so, at what rate. However, the physical effects of climate change could have a material adverse effect on the properties, operations and business of the Fund's portfolio investments in REITs and other real estate companies in certain geographical locations. To the extent climate change causes changes in weather patterns, properties in these markets could experience increases in storm intensity, flooding and rising sea-levels. Over time, these conditions could result in declining demand for the buildings owned by the REITs and other real estate companies in which the Fund invests, or the inability of such REITs or other real estate companies to operate such buildings at all.

Other Real Estate Risks.    In addition to market risks, such as the recent events described above, REITs and real estate companies are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property, the risk of casualty or condemnation losses, difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

Moreover, some REITs and real estate companies may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT or real estate company could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also more sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.

Borrowers could default on or sell investments that a REIT or a real estate company holds, which could reduce the cash flow needed to make distributions to investors. Additionally, a REIT or real estate company itself may default on its obligations or go bankrupt.

REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Internal Revenue Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Internal Revenue Code will not adversely affect such REIT's ability to execute its business plan.

REITs require specialized management and pay management expenses. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Securities issued by private partnerships in real estate may be more illiquid than securities issued by other investment funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments.

Other special risks affect real estate ownership and operations and such risks are not shared with the securities market generally. For example:

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  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

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  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass those cost increases to their tenants, these increases may result in reduced income or greater losses and reduced valuations for affected properties and their REIT owners.

Fund Distributions

In connection with the Reorganization, Fund Preferred Shares were issued to the preferred shareholders of Old RIF in exchange for their preferred shares. In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not have the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and Old RIF's and the Fund's) governing documents and the 1940 Act. As a result of not having these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Fund not satisfying the required asset coverage ratios for its preferred shares or borrowings, periods in which the Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of Fund Preferred Shares and repayments of the Fund borrowings.

The Fund's board of trustees will periodically evaluate its common share distribution policy and may, in the future, change its common share distribution policy. Distributions on Fund common shares are payable to the extent, at the rate and in the form declared by the Fund's board of trustees and will be determined based on market conditions and other factors the Fund's board of trustees deems relevant. There can be no assurance that the Fund will pay any specific amount of regular distribution in any specific form, pay any regular distribution at all, that the Fund will make regular quarterly distributions, or that any annual capital gains distributions will be paid.

Payment Restrictions

The Fund's ability to declare and pay distributions on Fund Preferred Shares and Fund common shares is restricted by the Fund's governing documents, credit agreements and the 1940 Act unless, generally, the Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Fund—Fund Distributions". The restrictions on the Fund's distributions might prevent the Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Fund intends to redeem Fund Preferred Shares and repay the Fund's borrowings if necessary to meet asset coverage requirements, as discussed above in "General Risks of Investing in the Fund—Fund Distributions," there can be no assurance that such redemptions or repayments will allow the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code.

Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries and territories within the Middle East and Northern Africa, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of United States government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Interest Rate Risks

When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of the Fund's investments will be in dividend or interest paying securities and because the Fund expects to make regular distributions to its shareholders, provided that market conditions and volatility do not dictate otherwise, both the Fund's NAV and the value of the Fund's common shares are likely to decline when interest rates rise. Also, the asset coverage for its preferred shares and borrowings are likely to decline when interest rates rise, and a material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage for the preferred shares and borrowings and thus impact the Fund's ability to make distributions to common shareholders. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

The Fund may, but is not required to, enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on its preferred shares or the Fund's cost of borrowings. These hedges are designed to mitigate, but not eliminate, the impact on the Fund of rising interest rates. If the Fund enters an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to the Fund and a corresponding decline in the value of the swap. If the Fund purchases an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If the Fund enters into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the Fund's NAV. A material decline in the Fund's asset value may also impair the Fund's ability to maintain required levels of asset coverage for the Fund's preferred shares and borrowings.

United States Credit Rating Downgrade Risk

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. to "AA+" from "AAA" with a negative outlook. Moody's affirmed the Aaa long-term sovereign credit rating of the U.S.

on November 21, 2011 while maintaining its negative outlook. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. Additionally, the ongoing political debate regarding the United States' borrowing limit (the so called "debt ceiling") and budget deficits could adversely impact the long term sovereign credit rating of U.S. Government debt, as well as the broader economy and financial markets, particularly in the event the U.S. Government either defaults on its debt, shuts down or is forced to suspend entitlement, contract, vendor or other payments as a result of its inability to borrow additional money. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Advisor cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund's portfolio.

General Derivatives Risk

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Whether the Fund's use of derivatives is successful will depend on, among other things, the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund's ability to successfully use derivative instruments. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, derivatives contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in value.

Title VII of the Dodd-Frank Act, or the Derivatives Title, imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps, or collectively, swaps. This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, Commodity Futures Trading Commission, or the CFTC, and other U.S. regulators, or the Regulators, are in the process of adopting numerous regulations to implement the Derivatives Title. Until the Regulators complete their rulemaking efforts, the extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. However, it is possible that the new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Advisor, or at least make them more costly or make them uneconomical. Additionally, there may be market dislocations due to uncertainty during the extended regulatory implementation period and it is not yet clear how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Derivatives transactions (such as futures contracts and options thereon, options and swaps) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. Additionally, derivatives transaction present illiquidity risks and risks associated with high volitality losses caused by unanticipated market movements, which are potentially unlimited.

Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or CFTC Derivatives, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a "commodity pool" or a vehicle for trading such instruments. Accordingly, the Fund intends to claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Fund does not, therefore, expect to be subject to registration or regulation as a "commodity pool operator" under the CEA.

Counterparty Risk

To the extent that the Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including swap contracts. In the event of the insolvency of a counterparty, the Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund's exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time they enter into the transaction. Certain transactions may require the Fund to provide collateral to secure their performance obligations under a contract.

Counterparty Arrangements

In selecting counterparties to transactions in which the Fund will engage, including, but not limited to, borrowings under lines of credit it may have in place, the Advisor has the authority to and will consider a variety of factors in addition to the price associated with such transactions. Considerations may include, but are not limited to: (a) the ability of the counterparty to (i) provide other products and services, (ii) accept certain types of collateral and provide multiple products or services linked to such collateral or (iii) execute transactions efficiently and (b) the counterparty's facilities, reliability and financial responsibility. If the Advisor determines that the counterparty's transaction costs are reasonable overall, the Fund may incur higher transaction costs than it would have paid had another counterparty been used. The Advisor will periodically re-evaluate its assessment of the selected counterparty. Subject to any applicable regulatory frameworks and the terms of the Fund's governing documents, counterparties to such transactions may be affiliates of, or service providers to, the Fund or the Advisor, and thus such transactions may be subject to a number of potential conflicts of interest.

Leverage Risk

The Fund uses leverage for investment purposes by issuing preferred shares and borrowing money. In connection with the Reorganization, Fund Preferred Shares were issued in exchange for Old RIF preferred shares. As of December 31, 2012, leverage represents approximately 29% of the Fund's average managed assets (which includes average net assets attributable to common shares as well as average assets attributable to the Fund Preferred Shares and the principal amount of the Fund's borrowings). While the Fund has no present intention to issue additional preferred shares or to increase the amount of its credit facility within the next year, the Fund may revise the amount and type of leverage it employs at any time and from time to time without notice to shareholders based on market conditions or other factors considered relevant by the Fund's board of trustees.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include (a) the likelihood of greater volatility of NAV of the Fund (and thus of the asset coverage for the Fund's preferred shares or borrowings) than a comparable portfolio without leverage, (b) the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to shareholders, (c) leverage in a declining market is likely to cause a greater decline in the NAV of the Fund than if the Fund were not leveraged and (d) leverage may increase operating costs, which may reduce total return. The Fund may from time to time consider changing the amount of its leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the Fund's leverage strategies will be successful.

If the distribution rate on the Fund Preferred Shares and the interest payable on the Fund's borrowings exceed the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged. Any decline in the NAV could increase the risk of the Fund failing to meet its asset coverage requirements, of losing its ratings on the Fund Preferred Shares or, in an extreme case, of the Fund's current investment income not being sufficient to pay distributions on the Fund's preferred shares or interest on the Fund's borrowings. Under such circumstances, the Fund may be required to liquidate portfolio securities to redeem or repurchase some or all of the Fund Preferred Shares or repay borrowings, causing the possible realization of substantial losses and the incurrence of transaction costs. As market conditions improve and market opportunities arise, the discounted asset coverage requirements imposed by the terms of the Fund's Preferred Shares and credit agreements tend to restrict the redeployment of assets from cash and higher quality assets having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices. Developments in the credit markets, such as the exceptional market conditions experienced during the 2007-09 financial crisis, may adversely affect the Fund's ability to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to common shareholders. Similarly, current and future developments in the credit markets, including recent volatility as a result of S&P's downgrade of the United States' long-term sovereign credit rating from AAA to AA+, and any future volatility arising out of any future downgrades or as a result Congress failing to raise the U.S. Government's borrowing limit, could adversely affect the Fund's ability to borrow and may increase the cost of borrowings, reducing returns to common shareholders.

Dividend rates for Fund Preferred Shares will be typically reset in auctions conducted every seven days. If an auction of the Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. Any obligation to pay higher rates may reduce the amount of the Fund's NAV and reduce the asset coverage for its preferred shares.

The Fund may borrow money from banks or other financial institutions or issue debt securities. On June 14, 2012, the Fund entered into a new $50,000,000 revolving credit facility, or the New Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The New Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the New Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the New Facility. The Fund is required to pledge portfolio securities as collateral in an amount up to 250% of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the New Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the New Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms. The Fund used a portion of the proceeds from the New Facility to repay and terminate its three year, $10,000,000 revolving credit facility, or the Wells Fargo Facility, with Wells Fargo Bank, N.A. that was scheduled to expire on July 1, 2013. Under the Wells Fargo Facility, the Fund paid a onetime upfront commitment fee of $75,000 that was amortized over the period of the loan. The Wells Fargo Facility was secured by the Fund's investments and bore interest at LIBOR plus 275 basis points. The Fund had also agreed to pay an unused facility fee of 0.35% per annum on the unused portion of the Wells Fargo Facility. The Wells Fargo Facility required the Fund to satisfy certain collateral requirements and to maintain a certain level of assets. In connection with the Reorganization, Old RIF's Facility with Wells Fargo was assigned to the Fund. The New Facility is, and the Wells Fargo Facility was, subject to stricter asset coverage requirements under the 1940 Act than the Fund Preferred Shares.

In connection with the New Facility, BNPP, subject to certain conditions, may rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The terms of the New Facility provide that the Fund will continue to receive dividends and interest on rehypothecated securities. The Fund has the right under the New Facility to recall rehypothecated securities from BNPP on demand. If BNPP fails to deliver a recalled security in a timely manner, the New Facility provides for compensation to the Fund by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, for the Fund, upon notice to BNPP, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The New Facility provides for the Fund's receipt of a portion of the fees earned by BNPP in connection with the rehypothecation of the Fund's portfolio securities. The use of a credit facility that permits the lender to rehypothecate the Fund's pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund's inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund's ability to achieve its investment objective.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies' operations. If these other investment companies engage in leverage, the Fund, as a shareholder, would bear its proportionate share of the cost of such leveraging.

Assuming (i) that leverage represents approximately 29% of the Fund's average managed assets, (ii) the preferred shares representing the Fund's leverage will pay dividends at an average annual rate of 1% and (iii) the Fund will pay an interest rate at an average annual rate of 1% on its borrowings, then the incremental income generated by the Fund's portfolio (net of estimated expenses) must exceed approximately 0.35% of the Fund's average managed assets in order to cover such dividend and interest payments. Of course, these numbers are merely estimates, used for illustration. Actual distribution rates are set at periodic auctions, may vary frequently and may be significantly higher or lower than this rate, and the actual interest rate paid on borrowings will vary based on LIBOR.

The following table is designed to illustrate the effect of leverage on the total return to the Fund's common shareholders, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further assumes leverage in an amount equal to 29% of the Fund's average managed assets, the Fund's currently projected annual dividend rate on its preferred shares of 1% and the Fund's currently projected annual interest rate on its borrowings of 1%.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder	(16)%	(9)%	(2)%	5%	12%

The total return to the Fund common shareholders shown on this chart is composed of two elements: common share distributions the Fund pays to its common shareholders (the amount of which is largely determined by the Fund's net investment income after paying distributions on Fund Preferred Shares and interest of the Fund borrowings) and realized and unrealized gains or losses on the value of the securities the Fund owns.

Because the fee paid by the Fund to the Advisor is calculated on the basis of the Fund's average daily managed assets (which includes the liquidation preference of the Fund Preferred Shares and the principal amount of the Fund's borrowings), the fee will be higher when leverage is utilized, giving the Advisor an incentive to favor the use of leverage.

The distribution rates on Fund Preferred Shares, and the interest rates on the Fund's borrowings, will typically be based on short term interest rates. The Fund will buy real estate securities that pay distributions. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Fund Preferred Shares and interest rates on the Fund's borrowings may rise and reduce the Fund's income. An increase in long term interest rates could negatively impact the value of the Fund's investment portfolio and reduce the asset coverage for the Fund's preferred shares and borrowings. The Fund may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing interest rate risk. See "Interest Rate Risks" and "General Derivatives Risk" above.

To date, no auctions for Old RIF's or the Fund's preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's (and, previously, Old RIF's) lead broker dealer for its preferred securities, has from time to time previously acquired for its own account a portion of Old RIF's or the Fund's preferred securities in the auctions which at times have constituted a substantial portion of Old RIF's or the Fund's preferred securities, and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of the Fund's preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings through December 31, 2012, it owned approximately 40% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in Old RIF's or the Fund's auctions, some auctions likely would have failed and holders of Old RIF's or the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Fund Preferred Shares in any future auction of Fund Preferred Shares in which demand is insufficient for the Fund preferred shareholders to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Fund Preferred Shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund.

Market Discount Risk

Shares of closed end investment companies frequently trade at a discount to NAV. For the period January 20, 2012 (the date of the reorganization) through December 31, 2012, the Fund's highest discount was 22% and its lowest discount was 12%. The Fund's market trading discount to NAV on February 21, 2013 was 7.4%. The trading price of the Fund common shares is determined by a number of factors, including the performance of the Fund and its investments, market conditions, and the comparative number of the Fund's common shares offered for purchase or sale by persons trading such shares on the NYSE MKT at any time. Similarly, the value of the Fund's assets will move up and down based on the market prices of its portfolio securities. Accordingly, the Fund's NAV will fluctuate and it is unknown whether the Fund's common shares will trade at, above or below the Fund's NAV. There can be no assurance regarding the trading price of the Fund's common shares.

Preferred Securities Risks

The Fund invests in preferred securities, including preferred securities of REITs. There are special risks associated with investing in preferred securities, including:

  •
  Deferral and Omission Risk.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

  •
  Credit Risk.  Credit risk is the risk that a security in the Fund's portfolio will decline in value because the issuer of the security may fail to make dividend, interest or principal payments as a result of a decline in the issuer's financial circumstances or otherwise.

  •
  Subordination Risk.  Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

  •
  Interest Rate Risk.  Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with no mandatory redemption date or with longer periods before maturity may be more sensitive to interest rate changes. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

  •
  Call Reinvestment Risk.  Most preferred securities allow the issuer the option to redeem, or call, the security after the passage of a certain time or in other circumstances. During periods of declining interest rates, an issuer may be able to exercise this call option and the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

  •
  Liquidity Risk.  Preferred securities of many companies are substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or for prices which may be expected based upon historical but infrequent trading.

  •
  Limited Voting Rights Risk.  Generally, preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may sometimes elect a director or directors to the issuer's board for so long as the arrearages continue.

  •
  New Types of Securities.  From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund may invest in these securities if the Advisor believes that doing so would be consistent with the Fund's investment objective and policies. Because the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to this potential for limited liquidity, these instruments may present many of the other risks discussed herein, such as high price volatility. If, in the future, the Fund invests materially in any such new types of securities, the Fund will provide information to its existing shareholders with respect to any such new types of securities consistent with its obligations under the 1940 Act.

  •
  Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. The Dodd-Frank Act and other proposed regulatory changes may increase issuers' incentives to call or redeem a security prior to a specified date.

Below Investment Grade Securities Risk

The preferred and debt securities in which the Fund may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB- or BBB- by Moody's, S&P, or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. The ratable securities in which the Fund may invest may be below investment grade and the Fund's investment policies do not limit the Fund's ownership of below investment grade securities. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative and are often referred to as "high yield securities" or "junk bonds". Because the Fund may invest in speculative securities, an investment in the Fund's common shares is likely to involve a greater risk of loss than an investment in a fund that has policies limiting its investments in lower rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which the Fund can sell a lower rated security or cause large fluctuations in the NAV of the Fund's common shares. If an issuer of lower rated securities the Fund owns defaults, the Fund may incur additional expenses to seek recovery, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities the Fund owns default on their obligations to the Fund, the Fund's ability to pay distributions to shareholders may be impaired.

Credit Risks

The Fund's ability to collect payments due to the Fund from the issuers of the Fund's investments in preferred and other securities or from the counterparties to an interest rate hedge or other contract is generally dependent upon the creditworthiness of the issuers or counterparties. The risk that an issuer of a preferred security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which the Fund invests will lower the market value of the Fund's portfolio of investments and may cause the value of an investment in the Fund's common shares to decline.

Non-Diversification Risk

The Fund is a non-diversified investment company. Because the Fund is non-diversified, as defined in the 1940 Act, it may make a significant part of its investments in a limited number of securities. The value of any individual security may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. To the extent the Fund invests a relatively high percentage of assets in the securities of a limited number of issuers, it may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence. Because the Fund's investment portfolio will be less diversified than that of many other investment companies, the value of an investment in common shares of the Fund over time may be more volatile than an investment in a diversified fund.

Anti-Takeover Risks

The Fund's declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, the Fund's board of trustees intends to strictly enforce the provisions in the Fund's declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate, as well as by class, of the Fund's shares. Under the Fund's declaration of trust, transaction that may otherwise result in ownership in excess of the ownership limit may be deemed void and any shares that may be otherwise owned in excess of the ownership limit may be subject to transfer to a charitable trust, including all rights of ownership in such shares transferred. If the Fund were converted to open end status, the Fund may have to redeem its preferred shares and borrowings, which may reduce the desire for a shareholder to have the Fund convert to an open end fund. Furthermore, the greater size of the Fund after the Reorganization could deter persons from attempting to acquire control of the Fund and implement changes that may be beneficial to the Fund's common shareholders.

Additionally, many provisions contained in the Fund's governing documents, including, as an example, provisions relating to shareholder voting rights and standards, what constitutes a quorum at a meeting of shareholders, required qualifications needed for an individual to serve as a trustee, the election of trustees and the voting standard required for such election, the ability of trustees to remove, with or without cause, other trustees, the procedures and requirements relating to a shareholder's ability to bring a derivative suit against the Fund, if demanded by any applicable party, arbitration of any claim brought by or on behalf of a shareholder of the Fund against the Fund, its trustees, officers, investment adviser (including the Advisor or its successor), agents and employees, including derivative claims and class actions, the ability of shareholders to propose nominees for election as trustees and propose other business before a meeting of shareholders of the Fund, the ability of the chairperson of a meeting of shareholders of the Fund to organize, control and adjourn meetings of shareholders, and the regulatory disclosure and compliance requirements required to be adhered to by shareholders, may deter persons from attempting to acquire control of the Fund and implement changes that may be beneficial to the Fund's common shareholders. For example, the Fund's declaration of trust limits the matters that can be voted on by shareholders and the threshold required for approval of matters by shareholders varies depending on whether a certain number of the Fund's trustees have approved a matter. With respect to matters brought before a meeting of shareholders other than the election of trustees, except as where a different voting standard is required by the 1940 Act or any other applicable law, the listing requirements of the principal exchange on which the common shares of the Fund are listed or a specific provision of the Fund 's declaration of trust, (a) if the matter is approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees (as defined in the Fund's declaration of trust) then in office, a majority of all the votes cast at the meeting shall be required to approve the matter and (b) if the matter is not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, 75% of all shares entitled to vote at the meeting shall be required to approve the matter. The higher voting standard required for approval of matters not approved by at least 60% of the trustees then in office, including 60% of the Independent Trustees then in office, may deter persons from attempting to implement changes that may be beneficial to the Fund shareholders. The Fund's bylaws also expressly authorize the chairperson of a shareholders' meeting, subject to review by the Independent Trustees of the Fund, to adjourn the meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of the business, (b) the Fund's board or the chairperson of the meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Fund's board of trustees or the chairperson of the meeting determines has not been made sufficiently or timely available to shareholders or (c) the Fund's board of trustees or the chairperson of the meeting determines that adjournment is otherwise in the best interests of the Fund.

Additionally, provisions of the Fund's declaration of trust limit shareholders' ability to elect trustees. Under the Fund's bylaws, so long as the number of trustees shall be five or greater, at least two trustees are required to be "Managing Trustees," meaning that such trustees are required to be individuals who have been employees, officers or directors of the Fund's investment adviser or involved in the day-to-day activities of the Fund during the one year prior to their election as trustee. Further, the Fund's bylaws provide that except as may be mandated by the 1940 Act or any other applicable law or the listing requirements of the principal exchange on which the Fund's common shares are listed, subject to the voting rights of any class or series of the Fund's shares, (a) a majority of all the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in an uncontested election of trustees and (b) a majority of all the shares entitled to vote at a meeting of shareholders duly called and at which a quorum is present is required to elect a trustee in a contested election (which is an election at which the number of nominees exceeds the number of trustees to be elected). The Fund's declaration of trust also provides that trustees may be removed (a) with or without "Cause" by the affirmative vote of the remaining trustees or (b) with "Cause" by the action of at least 75% of the outstanding shares of the classes or series of shares of the Fund entitled to vote for the election of such trustee. "Cause", under the Fund's declaration of trust, requires a showing of willful misconduct, dishonesty or fraud on the part of a trustee. The Fund's bylaws also limit the ability of shareholders to propose nominations for trustee or other proposals of business to be considered at annual meetings of shareholders.

Also, the Fund's declaration of trust requires shareholders to comply with regulatory and disclosure requirements affecting the Fund or any of its subsidiaries, or their shareholders, that requires shareholders to comply with, including, among other things: (a) requiring that shareholders whose ownership interest in the Fund or actions affecting the Fund, triggers the application of any requirement or regulation of any federal, state, municipal or other governmental or regulatory body on the Fund or any subsidiary of the Fund or any of their respective businesses, assets or operations, promptly take all actions necessary and fully cooperate with the Fund to ensure that such requirements or regulations are satisfied without restricting, imposing additional obligations on or in any way limiting the business, assets, operations or prospects of the Fund or any subsidiary of the Fund; and (b) requiring that, if the shareholder fails or is otherwise unable to promptly take such actions so as to satisfy such requirements or regulations, then the shareholder shall promptly divest a sufficient number of shares of the Fund necessary to cause the application of such requirement or regulation to not apply to the Fund or any subsidiary of the Fund; and, if the shareholder fails to cause such satisfaction or divest itself of such sufficient number of shares of the Fund by not later than the 10th day after triggering such requirement or regulation, then any shares of the Fund beneficially owned by such shareholder at and in excess of the level triggering the application of such requirement or regulation shall, to the fullest extent permitted by law, be subject to the same provisions that apply to ownership of shares in excess of the 9.8% limitation referenced above.

In addition to the above-mentioned provisions, other provisions of Fund's declaration of trust or bylaws may also have the effect of deterring persons from attempting to acquire control of the Fund, causing a change in the management of the Fund's board of trustees or implementing changes that may be beneficial to Fund common shareholders.

The Fund's Governing Instruments Provide the Board Authority to Effect Significant Transactions without Shareholder Approval

The declaration of trust of the Fund provides the board of trustees with authority to effect significant transactions without shareholder approval. For example, unless otherwise required by applicable law, the board of trustees may generally amend the declaration of trust of the Fund or cause the Fund to merge or consolidate, sell all or substantially all of its assets, or liquidate or terminate if 75% of the trustees approve the transaction. In addition, subject to certain exceptions, the declaration of trust of the Fund provides the board of trustees with authority to change the Fund's domicile without shareholder approval.

The Delaware Statutory Trust Act's Policy of Giving Maximum Effect to the Principle of Freedom of Contract and to the Enforceability of Governing Instruments

The Fund is a trust which is governed by contract and the Delaware Statutory Trust Act and not by the Delaware General Corporation Law. The policy of the Delaware Statutory Trust Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments. Delaware courts have strictly enforced contractual provisions contained in governing instruments pursuant to the Delaware Statutory Trust Act and other Delaware business entity laws. As a result of the Delaware Statutory Trust Act's policy and Delaware case law precedent, Delaware courts may strictly enforce the terms of the Fund's governing instruments even where equitable principles might arguably provide otherwise.

Inflation Risk

Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of common shares of the Fund and preferred shares of the Fund and distributions on those preferred shares may decline. In an inflationary period, however, it is expected that, through the auction process, distribution rates on preferred shares of the Fund would increase tending to offset this risk for preferred shareholders of the Fund.

Deflation Risk

Deflation risk is the risk that the value of assets will be less in the future. If deflation occurs, the assets of the companies in whose securities the Fund invests and the value of those securities may decline. A decline in the value of the Fund's investments during periods of deflation may reduce the value of the common shares of the Fund and might reduce the distributions on the Fund Preferred Shares. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage for its preferred shares and borrowings.

Equity Securities Risk

Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Valuation Risk

The Advisor may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Restricted and Illiquid Securities Risk

The Fund may invest without limitation in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to "regulated investment companies," the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its "investment company taxable income" (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a "regulated investment company," all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. See "Payment Restrictions," above.

Investment Companies and ETFs Risks

Subject to the limitations set forth in the 1940 Act and the Fund's governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies and in ETFs, some of which may be investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

Additional Risks of Investing in Fund Preferred Shares

Auction Risk

Although to date no auctions for the Fund's preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions), if RBC Capital Markets, LLC, an affiliate of the Fund's (and, previously, Old RIF's) lead broker-dealer for its auction rate preferred securities, had not been a purchaser of preferred securities in Old RIF's or the Fund's auctions, some auctions for Old RIF's or the Fund's preferred securities likely would have failed and holders of Old RIF's or the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase Fund Preferred Shares in any future auction of Fund Preferred Shares in which demand is insufficient for the Fund's preferred shareholders to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund Preferred Shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund Preferred Shares may not be able to sell their preferred shares in that auction. If auctions for the Fund Preferred Shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund.

If a holder of preferred shares places a hold order at an auction (an order to retain preferred shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, such holder will not retain its preferred shares. Additionally, if a holder of the Fund Preferred Shares elects to buy or retain the Fund Preferred Shares without specifying a rate below which such holder would not wish to continue to hold those Fund Preferred Shares, and the auction sets a rate below the current market rate, such holder may receive a lower rate of return on its Fund Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Fund Preferred Shares, which could also affect the liquidity of the Fund Preferred Shares. Neither the broker-dealers that have entered into an agreement with the auction agent, or the Broker Dealers, nor the Fund are obligated to purchase the Fund Preferred Shares in an auction or otherwise, nor will Broker Dealers of the Fund be required to redeem the Fund Preferred Shares in the event of a failed auction.

Secondary Market Risk

If a holder of the Fund Preferred Shares attempts to sell those preferred shares other than in a successful auction, the preferred shareholder may be unable to sell all or any of those preferred shares or the price at which they may be sold may be materially less than the liquidation preference of $25,000 per preferred share plus accrued distributions. The value of income securities such as the Fund's preferred securities typically declines when interest rates rise and securities with longer maturities are often more affected than securities with short maturities. The Fund's preferred securities are perpetual securities and may decline in value materially if their auctions fail, although the decline is somewhat mitigated by the fact that the Fund's preferred securities require variable dividend yields after failed auctions which are generally higher than the yields historically paid after successful auctions. Neither the auction agent for, nor any Broker Dealer who sells, the Fund Preferred Shares are required to make a market in these shares; and, even if they begin to make such a market, they may discontinue doing so at anytime. Similarly, the Fund is not required to redeem Fund Preferred Shares when auctions fail or if a secondary market sale is unavailable to a preferred shareholder. The Fund Preferred Shares are not listed on any stock exchange. Accordingly, holders of the Fund Preferred Shares, including the Fund Preferred Shares issued in the Reorganization, may not be able to sell their shares for their liquidation value plus accrued distribution or for any price, if the auctions for such preferred shares fail.

Ratings and Asset Coverage Risk

In order to obtain ratings for the Fund Preferred Shares, the Fund must satisfy certain asset coverage and diversification requirements. However, while the Fund has received a "A3" rating from Moody's for the Fund Preferred Shares, the receipt of such rating does not eliminate or mitigate the risks of investing in the Fund Preferred Shares. Moody's could downgrade its rating or withdraw its rating of the Fund Preferred Shares, which may make the Fund Preferred Shares less liquid at an auction or in a secondary market. Additionally, Moody's may determine to change the methodology or criteria applicable to determining the rating of the Fund Preferred Shares and such changes could likewise result in Moody's downgrading its rating of the Fund Preferred Shares. For example on July 12, 2012, following the implementation by Moody's of a new rating methodology, Moody's downgraded the Fund's Preferred Shares from Aaa to A3.

In certain circumstances, the Fund may not earn sufficient income from its investments to pay distributions on the Fund Preferred Shares. The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Fund Preferred Shares. Additionally, the Fund may be forced to redeem the Fund Preferred Shares to meet regulatory requirements, rating agency requirements or requirements in its governing documents, or the Fund may voluntarily redeem the Fund Preferred Shares in certain circumstances. See "General Risks of Investing in the Fund—Fund Distributions." In 2008, the downturn in the stock and credit markets, as well as in the general global economy, resulted in a significant and dramatic decline in the value of the portfolio investments of the Old RMR Funds, particularly their REIT investments. On several occasions, the Old RMR Funds did not satisfy the minimum asset coverage ratios for their preferred shares that were mandated by the rating agencies that were then rating the Old RMR Funds' preferred shares, the Old RMR Funds' (and Old RIF's and the Fund's) governing documents and the 1940 Act. As a result of not satisfying these mandatory asset coverage ratios, the Old RMR Funds were forced to suspend dividends to common shareholders for a period of time until they attained these mandatory asset coverage ratios, which they did through mandatory redemptions of a portion of the Old RMR Funds' preferred securities. Continuing market volatility could lead to the Fund not having the required asset coverage ratios for its preferred shares or borrowings, periods in which the Fund may have to suspend the declaration and payment of dividends to common shareholders, redemptions of the Fund preferred shares and repayments of the Fund borrowings.

Payment Restrictions

The Fund's ability to declare and pay distributions on the Fund Preferred Shares and the Fund's common shares is restricted by the Fund's governing documents and the 1940 Act unless, generally, the Fund continues to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on preferred shares have been paid. See "General Risks of Investing in the Fund—Fund Distributions". The restrictions on the Fund's distributions might prevent the Fund from maintaining its qualification as a regulated investment company for United States federal income tax purposes. Although the Fund intends to redeem the Fund Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that redemptions will allow the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code.

RMR Real Estate Income Fund

December 31, 2012

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your non public personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies received by the Fund during the most recent 12 month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Form N-CSR is available on the Commission's website at http://www.sec.gov.

Portfolio Management Changes

MacarthurCook Investment Managers Limited served as a subadvisor to the Fund until the closing of the Fund's merger with Old RIF on January 20, 2012.

In connection with the merger, on January 20, 2012, Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy were appointed co-portfolio managers of the Fund.

FERNANDO DIAZ.    Mr. Diaz was a Vice President of Old RIF prior to the merger and is a Vice President of the Fund, each since May 2007. Mr. Diaz was also a portfolio manager of Old RIF prior to the merger, and served in that role since May 2007. Mr. Diaz has also been a Vice President of the Advisor since May 2007. Mr. Diaz is also Vice President of RMR Advisors, Inc. (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

ADAM D. PORTNOY.    Mr. Portnoy was a Managing Trustee of Old RIF prior to the merger and is a Managing Trustee of the Fund, each since March 2009. Mr. Portnoy was the President of Old RIF prior to the merger and is President of the Fund, each since May 2007. Mr. Portnoy was a portfolio manager of Old RIF prior to the merger and served in that role since May 2007. Mr. Portnoy is the President, a Director and an owner of RMR Advisors, Inc. (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President, Chief Executive Officer, a Director and owner of Reit Management & Research LLC (since 2006; Vice President from 2003 to 2006); President, Chief Executive Officer and Managing Trustee of CommonWealth REIT (since 2006; Executive Vice President from 2003 to 2006; President since 2011); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011); and Managing Trustee of Select Income REIT (since 2011). Mr. Portnoy is the son of a Barry M. Portnoy, who is also a Managing Trustee and portfolio manager of the Fund.

BARRY M. PORTNOY.    Mr. Portnoy was a Managing Trustee of Old RIF prior to the merger and is a Managing Trustee of the Fund, each since the respective inception dates of the applicable fund. Mr. Portnoy was also a portfolio manager of Old RIF prior to the merger and served in that role since its inception date. Mr. Portnoy is a Director, an owner and Vice President of RMR Advisors, Inc. (since 2002); Mr. Portnoy is also an owner and Chairman of Reit Management & Research LLC (since 1986; Chairman since 1998); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2006); Managing Trustee of Government Properties Income Trust (since 2009); and Managing Trustee of Select Income REIT (since 2011).

The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with Old RIF and the Fund by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the year ended December 31, 2012.

Dividend Received Deduction(1)	Long Term Capital Gains Distribution	Qualified Income Distribution

1.63%	$—	$164,580

(1)
Applies both to common and preferred shares.

Shareholders of the Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from the Fund during calendar year 2012. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Fund.

Annual Meeting

An annual meeting of shareholders of the Fund will be held at 9.30 a.m. on April 11, 2013, at Two Newton Place, 255 Washington Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials is expected to be mailed to the shareholders of record of the Fund on or about February 27, 2013 each of whom is invited to attend.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares at the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, at a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Interested Trustees (4)
Barry M. Portnoy (5) (1945)	Class III Trustee to serve until 2013; Portfolio Manager of the Fund; since 2003	Director, an owner and Vice President of RMR Advisors, Inc. since 2002; Founder, an owner and Director of Reit Management & Research LLC ("Reit Management") since 1986 and Chairman since 1998; Managing Trustee of CommonWealth REIT since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; and Managing Trustee of Select Income REIT since 2011.	1
Adam D. Portnoy (5) (1970)	Class II Trustee to serve until 2015; President and Chief Executive Officer (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		President, an owner and Director of RMR Advisors, Inc. since 2007 (Executive Vice President from 2003 to 2007); President, an owner, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); and Managing Trustee of Select Income REIT since 2011.	1

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Independent Trustees
John L. Harrington (1936)	Class I Trustee to serve until 2014; since 2003	Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; and Trustee of Government Properties Income Trust since 2009.	1
Arthur G. Koumantzelis (1930)	Class III Trustee to serve until 2013; since 2003	Director of TravelCenters of America LLC since 2007; Director of Five Star Quality Care, Inc. from 2001 to 2010; Trustee of Hospitality Properties Trust from 1995 to 2007 and President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007.	1
Jeffrey P. Somers (1943)	Class II Trustee to serve until 2015; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Equity Member from 1995 to 2009 and Director); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., a Securities and Exchange Commission ("SEC") registered broker dealer) since 2002; Trustee of Senior Housing Properties Trust since 2009; Trustee of Government Properties Income Trust since 2009; Trustee of Select Income REIT since 2012 and Trustee of Pictet Funds (1995-2001).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership of, and current positions with, the Fund's investment adviser, RMR Advisors, Inc.

(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Executive Officers
Adam D. Portnoy (4) (1970)	President and Chief Executive Officer (serves at the discretion of the Board); Class II Trustee; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)	President, an owner and Director of RMR Advisors, Inc. since 2007 (Executive Vice President from 2003 to 2007); President, an owner, Chief Executive Officer and Director of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT since 2006 (Executive Vice President from 2003 to 2006, President since 2011); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); and Managing Trustee of Select Income REIT since 2011.	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer of RMR Advisors, Inc. since 2004 (Vice President from 2003 to 2004); Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer, Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002
		Secretary and Clerk of RMR Advisors, Inc. since 2002; Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of CommonWealth REIT since 2008 (Senior Vice President from 1999 to 2008); Secretary of Five Star Quality Care, Inc. since 2012 (Assistant Secretary from 2001 to 2012); Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011.	1
Fernando Diaz (1968)	Vice President (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2007	Vice President of RMR Advisors, Inc. since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by nominee for Trustee.(3)
Karen Jacoppo-Wood (1966)	Vice President and Assistant Secretary (serves at the discretion of the Board); since 2007	Vice President of RMR Advisors, Inc. since 2007; Assistant General Counsel of Reit Management since 2011; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; and Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	1
Vern D. Larkin (1970)	Chief Compliance Officer and Director of Internal Audit (serves at the discretion of the Board); since 2012	Chief Compliance Officer of RMR Advisors, Inc. since 2012; Director of Internal Audit of CommonWealth REIT, Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of Reit Management from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as an officer of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)	As of the period ended December 31, 2012, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.
(c)	The registrant has not made any amendment to its code of ethics during the covered period.
(d)	The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $42,500 for the fiscal year ended December 31, 2012, and $43,740 for the fiscal year ended December 31, 2011. On January 20, 2012, the registrant was the surviving legal entity in a merger with Old RMR Real Estate Income Fund ("Old RIF"); however, Old RIF was the accounting survivor of that merger. Old RIF did not pay any separate fees to its independent accountant in 2012. The aggregate fees billed by Old RIF's independent accountant for audit services for the fiscal year ended December 31, 2011 were also $45,060.
(b)
Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $0 for the fiscal year ended December 31, 2012, and $0 for the fiscal year ended December 31, 2011. On January 20, 2012, the registrant was the surviving legal entity in a merger with Old RIF; however, Old RIF was the accounting survivor of that merger. Old RIF did not pay any separate fees to its independent accountant in 2012. The aggregate fees billed to Old RIF by its independent accountant for audit-related services for the fiscal year ended December 31, 2011 were $12,000. The nature of the audit-related services comprising the fees were the issuance of agreed upon procedures reports to rating agencies for Old RIF in 2011.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $10,700 during the fiscal year ended December 31, 2012, and $10,000 during the fiscal year ended December 31, 2011. On January 20, 2012, the registrant was the surviving legal entity in a merger with Old RIF; however, Old RIF was the accounting survivor of that merger. Old RIF did not pay any separate fees to its independent accountant in 2012. The aggregate fees billed to Old RIF by its independent accountant for tax compliance services during the fiscal year ended December 31, 2011 were also $10,000. The nature of the tax services comprising the fees for the fiscal years ended December 31, 2012 and December 31, 2011 were the review of the registrant's (and for 2011, Old RIF's) federal and state tax returns and tax compliance procedures.

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(d)
All Other Fees: The aggregate fees billed by the registrant's independent accountant for other services were $0 during the fiscal year ended December 31, 2012 and $10,000 for the fiscal year ended December 31, 2011. The nature of the other services was for subscriptions to the independent accountant's proprietary passive foreign investment companies database. On January 20, 2012, the registrant was the surviving legal entity in a merger with Old RIF; however, Old RIF was the accounting survivor of that merger. Old RIF did not pay any separate fees to its independent accountant in 2012. The aggregate fees billed to Old RIF by its independent accountant for other services during the fiscal year ended December 31, 2011 were $0.
(e)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or RMR Advisors, Inc. (the "Advisor"), the registrant's investment adviser. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant, Old RIF or the Advisor for the fiscal years ended December 31, 2012 and December 31, 2011, except for tax compliance services rendered to the registrant and Old RIF described in subparagraph (c) above and for subscriptions to the independent accountant's proprietary passive foreign investment companies database rendered to the registrant as described in subparagraph (d) above.
(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Arthur G. Koumantzelis and Jeffrey P. Somers.
(b)	Not applicable.

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Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        Fernando Diaz.    Mr. Diaz is a Vice President of the registrant and has served in that office since May 2007; prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Diaz was a Vice President and a portfolio manager of Old RIF, both offices he served in from May 2007 until the closing of such merger on January 20, 2012. Mr. Diaz is also Vice President of RMR Advisors, Inc. (since 2007), and was Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group (from 2001 to 2006); and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC (from 2006 to 2007).

        Adam D. Portnoy.    Mr. Portnoy is a Managing Trustee of the registrant and has served in that office since March 2009. Mr. Portnoy has also been President of the registrant since May 2007. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee of Old RIF (from March 2009) and the President and a portfolio manager of Old RIF (each from May 2007), each being offices he served in until the closing of such merger of January 20, 2012. Mr. Portnoy is President and a Director of RMR Advisors, Inc. (since 2007; Vice President from 2003 to 2007); Mr. Portnoy is also President, Chief Executive Officer and a Director of Reit Management & Research LLC (since 2006; Vice President from 2003 to 2006); Managing Trustee of CommonWealth REIT (since 2006; Executive Vice President from 2003 to 2006; President since 2011); Managing Trustee of Hospitality Properties Trust (since 2007); Managing Trustee of Senior Housing Properties Trust (since 2007); Managing Trustee of Government Properties Income Trust (since 2009; President from 2009 to 2011) and Managing Trustee of Select Income REIT (since 2011). Mr. Portnoy is the son of a Barry M. Portnoy, a Managing Trustee of the registrant and a portfolio manager of the registrant.

        Barry M. Portnoy.    Mr. Portnoy is a Managing Trustee of the registrant and has served in that office since its inception. Prior to the registrant's merger with Old RIF on January 20, 2012, Mr. Portnoy was a Managing Trustee and a portfolio manager of Old RIF, both offices he served in from Old RIF's inception until the closing of such merger on January 20, 2012. Mr. Portnoy is a Director, owner and Vice President of RMR Advisors, Inc. (since 2002); Mr. Portnoy is also the Founder and Chairman of Reit Management & Research LLC (since 1986; Chairman since 1998); Managing Trustee of CommonWealth REIT (since 1986); Managing Trustee of Hospitality Properties Trust (since 1995); Managing Trustee of Senior Housing Properties Trust (since 1999); Managing Director of Five Star Quality Care, Inc. (since 2001); Managing Director of TravelCenters of America LLC (since 2006); Managing Trustee of Government Properties Income Trust (since 2009) and Managing Trustee of Select Income REIT (since 2011).

        The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Fernando Diaz and Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. The length of time served in positions with the registrant and Old RIF by Messrs. Diaz, Adam Portnoy and Barry Portnoy include time served in those positions with such funds' predecessor funds.

5

        Each of the registrant's portfolio managers became a portfolio manager of the registrant upon the closing of the registrant's merger with Old RIF on January 20, 2012. Prior to that merger, the registrant's portfolio managers were employees of an investment sub-adviser that made investment decisions for the registrant and generally managed the registrant's assets in accordance with its pre-merger investment objectives, policies and restrictions, subject to the general supervision of RMR Advisors, Inc. and the registrant's board of trustees. In connection with this merger, the registrant changed its investment objectives, policies and restrictions to be identical to those of Old RIF; thus, Old RIF's portfolio managers (Messrs. Diaz, Adam Portnoy and Barry Portnoy) assumed responsibility for managing the registrant's portfolio upon the closing of the merger.

        The foregoing information regarding the registrant's portfolio managers is as of February 25, 2013.

        As of December 31, 2012, none of the portfolio managers were primarily responsible for the day to day management of the portfolio of any other account.

        CONFLICTS OF INTEREST:    Because the portfolio managers are only responsible for the day to day management of the registrant's account, they are not subject to conflicts of interest arising as a result of managing the investments of multiple accounts. Nonetheless, the portfolio managers may have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees, RMR Advisors, Inc., the registrant's investment adviser (the "Advisor"), is authorized to employ such securities brokers and dealers for the purchase and sale of fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the registrant, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

6

        The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the registrant's account.

        COMPENSATION:    Mr. Barry Portnoy is a voting, 55% owner of the Advisor, and Mr. Adam Portnoy is a voting, 45% owner of the Advisor. The Advisor pays no direct compensation to Mr. Barry Portnoy for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any. The Advisor pays an annual cash bonus to Mr. Adam Portnoy based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry Portnoy, Gerard Martin and Adam Portnoy. Mr. Adam Portnoy receives no other direct compensation from the Advisor for his services, except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio manager, Mr. Fernando Diaz, is paid based upon the discretion of the board of directors of the Advisor. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Messrs. Barry Portnoy and Adam Portnoy also receive compensation for their services to affiliates of the Advisor.

        The foregoing compensation information is as of December 31, 2012.

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2012.
Fernando Diaz	$10,001 - $50,000
Adam D. Portnoy	Over $1,000,000*
Barry M. Portnoy	Over $1,000,000*

*
Includes certain equity securities of the registrant directly owned by the Advisor that may be deemed to be beneficially owned by Messrs. Barry Portnoy and Adam Portnoy as a result of their ownership of the Advisor; Messrs. Barry Portnoy and Adam Portnoy disclaim beneficial ownership of equity securities of the registrant directly owned by the Advisor except to the extent they may have a pecuniary interest therein.

7

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2012, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Proxy Voting Policies and Procedures of the registrant are attached hereto.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: February 25, 2013

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: February 25, 2013
By:
/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: February 25, 2013

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QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – December 31, 2012
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements December 31, 2012
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES